October 31, 2022

BNY MELLON INVESTMENT PORTFOLIOS

- MIDCAP STOCK PORTFOLIO

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The primary portfolio manager of the fund is Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since March 2017. Mr. Goslin is a portfolio manager at NIMNA.

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The following information supersedes and replaces the fifth paragraph in the section "Fund Details – Management" in the prospectus:

The primary portfolio manager of the fund is Peter D. Goslin, CFA. Mr. Goslin has been a primary portfolio manager of the fund since March 2017. Mr. Goslin is a portfolio manager at NIMNA. He has been employed by NIMNA or a predecessor company of NIMNA since 1999.

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